Exhibits Index                      EXHIBIT 99

The exhibits listed below are filed as part of Form 10-Q for quarter ended May 31, 1994.

Exhibit No.                                        Exhibit

               Instruments Defining Rights of Owners of Indebtedness no
               Registered:

4.B(1)         Credit Agreement for Farmland Industries, Inc., dated May 19,
               1994.

4.B(2) List identifying contents of all omitted exhibits, schedules, and other documents.